Exhibit 99.1

NEWS

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2022 FOURTH QUARTER AND FULL YEAR RESULTS

FISCAL 2022  Q4 HIGHLIGHTS

•	Net sales of $1.0 billion, an increase of 23% YoY (14.0% increase YoY on an average daily sales basis)
•	Average daily sales growth of roughly 10 percentage points above the Industrial Production (“IP”) index
•	Operating income of $144.0 million, or $138.6 million adjusted to exclude a gain on sale of property, acquisition-related costs, and restructuring and other charges[4]
•	Operating margin of 14.1%, or 13.6% excluding the adjustments described above[4]
•	Diluted EPS of $1.86 vs. $1.18 in the prior year quarter
•	Adjusted diluted EPS of $1.79 vs. $1.26 in the prior year quarter[4]
•	Repurchased 300,000 shares during the quarter at an average purchase price per share of $73.75

FISCAL 2022 HIGHLIGHTS

•	Net sales of $3.7 billion, an increase of 13.8% YoY (10.7% increase YoY on an average daily sales basis)
•	Operating income of $468.7 million, or $475.3 million adjusted to exclude a gain on sale of property, acquisition-related costs, and restructuring and other charges[4]
•	Operating margin of 12.7%, or 12.9% excluding the adjustments described above[4]
•	Diluted EPS of $6.06 vs. $3.87 in the prior year
•	Adjusted diluted EPS of $6.15 vs. $4.81 in the prior year[4]

MELVILLE, NY and DAVIDSON, NC, OCTOBER 20, 2022 - MSC INDUSTRIAL SUPPLY CO. (NYSE: MSM), "MSC" or the "Company," a leading North American distributor of metalworking and maintenance, repair and operations (MRO) products and services, today reported financial results for its fiscal 2022 fourth quarter and full year ended September 3, 2022. The fiscal 2022 fourth quarter had five more selling days compared to the prior fiscal year quarter due to fiscal year 2022 including a 53rd week.

Financial Highlights[1]	FY22 Q4		FY21 Q4		Change	FY22		FY21		Change
Net Sales	$1,022.2		$831.0		23.0%	$3,691.9		$3,243.2		13.8%
Income from Operations	$144.0		$91.2		57.8%	$468.7		$301.8		55.3%
Operating Margin	14.1%		11.0%			12.7%		9.3%
Net Income attributable to MSC	$104.1		$65.9		57.9%	$339.8		$216.9		56.7%
Diluted EPS	$1.86	[2]	$1.18	[3]	57.6%	$6.06	[2]	$3.87	[3]	56.6%

Adjusted Financial Highlights[1,4]	FY22 Q4		FY21 Q4		Change	FY22		FY21		Change
Net Sales	$1,022.2		$831.0		23.0%	$3,691.9		$3,243.2		13.8%
Income from Operations	$138.6		$96.9		43.1%	$475.3		$371.8		27.8%
Operating Margin	13.6%		11.7%			12.9%		11.5%
Net Income attributable to MSC	$100.2		$70.4		42.3%	$344.7		$269.9		27.7%
Diluted EPS	$1.79	[2]	$1.26	[3]	42.1%	$6.15	[2]	$4.81	[3]	27.9%

1 In millions except percentages and per share data or as otherwise noted.

2 Based on 56.1 million and 56.0 million diluted shares outstanding for FY22 Q4 and FY22, respectively.

3 Based on 55.9 million and 56.1 million diluted shares outstanding for FY21 Q4 and FY21, respectively.

4 Represents a non-GAAP financial measure. An explanation and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure are presented in schedules accompanying this press release.

Erik Gershwind, President and Chief Executive Officer, said, “We ended fiscal 2022 on a strong note as we executed across our growth initiatives and delivered another quarter of double-digit average daily sales growth. This continued momentum translated into average daily sales growth of 14% for our fiscal fourth quarter, well above our goal of exceeding the IP index by 400 basis points. Combined with continued progress on our Mission Critical journey, we successfully executed on our aggressive growth plan resulting in significant margin improvement.”

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2022 FOURTH QUARTER AND FULL YEAR RESULTS

Kristen Actis-Grande, Executive Vice President and Chief Financial Officer, added, "In addition to revenue growth, I am encouraged by the profitability of our business in what has been a complex operating environment. We delivered 140 basis points of adjusted operating margin improvement in fiscal 2022, resulting in an adjusted incremental margin of over 23%. This strong performance was largely driven by productivity improvements through our Mission Critical program, which is on track to exceed our goal of $100 million in savings by the end of fiscal 2023. As we look ahead to next year and build off the momentum of our fourth quarter results, we expect another year of strong topline growth and adjusted operating margin expansion. Our expected cash flow conversion will afford us flexibility on capital allocation in fiscal 2023.”

Gershwind concluded, “I am proud of the hard work and resiliency of our associates, whose focus and dedication are integral to the near-term and long-term success of MSC. Looking forward, I remain excited about the long-term growth prospects of our business. We have a leading position in the marketplace across our core business lines and our ability to execute in any macro environment sets us up to continue delivering strong results in fiscal 2023 and beyond.”

Conference Call Information

MSC will host a conference call today at 8:30 a.m. EDT to review the Company’s fiscal 2022 fourth quarter and full year results. The call, accompanying slides, and other operational statistics may be accessed at: https://investor.mscdirect.com. The conference call may also be accessed at 1-877-443-5575 (U.S.), 1-855-669-9657 (Canada) or 1-412-902-6618 (international).

An online archive of the broadcast will be available until November 3, 2022.

The Company’s reporting date for fiscal 2023 first quarter results is scheduled for January 5, 2023.

Contact Information

Investors:	Media:
John G. Chironna	Paul Mason
Vice President, Investor Relations and Treasurer	Director, Corporate Communications
(704) 987-5231	(336) 817-2131

About MSC Industrial Supply Co.

MSC Industrial Supply Co. (NYSE:MSM) is a leading North American distributor of a broad range of metalworking and maintenance, repair and operations (MRO) products and services. We help our customers drive greater productivity, profitability and growth with approximately 2.1 million products, inventory management and other supply chain solutions, and deep expertise from more than 80 years of working with customers across industries. Our experienced team of approximately 7,000 associates works with our customers to help drive results for their businesses - from keeping operations running efficiently today to continuously rethinking, retooling, and optimizing for a more productive tomorrow. For more information on MSC Industrial, please visit mscdirect.com.

Cautionary Note Regarding Forward-Looking Statements:

Statements in this press release may constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including statements about the future impact of COVID-19 on our business operations, results of operations and financial condition, expected future results, expected benefits from our investment and strategic plans and other initiatives, and expected future growth, profitability and return on invested capital, are forward-looking statements. The words “will,” “may,” “believes,” “anticipates,” “thinks,” “expects,” “estimates,” “plans,” “intends,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. In addition, any statements which refer to expectations, projections or other characterizations of future events or circumstances, statements involving a discussion of strategy, plans or intentions, statements about management’s assumptions, projections or predictions of future events or market outlook and any other statement other than a statement of present or historical fact are forward-looking statements. The inclusion of any statement in this press release does not constitute an admission by MSC or any other person that the events or circumstances described in such statement are material. In addition, new risks may emerge from time to time and it is not possible for management to predict such risks or to assess the impact of such risks on our business or financial results. Accordingly, future results may differ materially from historical results or from those discussed or implied by these forward-looking statements. Given these risks and uncertainties, the reader should not place undue reliance on these forward-looking statements. These risks and uncertainties include, but are not limited to, the following:  general economic conditions in the markets in which we operate; changing customer and product mixes; volatility in commodity and energy prices, the impact of prolonged periods of low, high and rapid inflation, and fluctuations in interest rates; competition, including the adoption by competitors of aggressive pricing strategies and sales methods; industry consolidation and other changes in the industrial distribution sector; our ability to realize the expected benefits from our investment and strategic plans, including our transition from being a spot-buy supplier to a mission-critical partner to our customers; our ability to realize the expected cost savings and benefits from our restructuring activities and structural cost reductions; the potential impact of the COVID-19 pandemic on our sales, operations and supply chain; the retention of key personnel; the credit risk of our customers, including changes in credit risk as a result of the COVID-19 pandemic, higher inflation and fluctuations in interest rates; the risk of customer cancellation or rescheduling of orders; difficulties in calibrating customer demand for our products, such as personal protective equipment or “PPE” products, which could cause an inability to sell excess products ordered from manufacturers resulting in inventory write-downs or could conversely cause inventory shortages of such products; work stoppages, labor shortages or other business interruptions (including those due to extreme weather conditions) at transportation centers, shipping ports, our headquarters or our customer fulfillment centers; disruptions or breaches of our information technology systems, or violations of data privacy laws; the retention of qualified sales and customer service personnel and metalworking specialists; the risk of loss of key suppliers or contractors or key brands or supply chain disruptions, including due to import restrictions or global geopolitical conditions; changes to governmental trade or sanctions policies, including the impact from significant import restrictions or tariffs or

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2022 FOURTH QUARTER AND FULL YEAR RESULTS

moratoriums on economic activity with certain countries or regions; risks related to opening or expanding our customer fulfillment centers; our ability to estimate the cost of healthcare claims incurred under our self-insurance plan; litigation risk due to the nature of our business; risks associated with the integration of acquired businesses or other strategic transactions; financial restrictions on outstanding borrowings; our ability to maintain our credit facilities or incur additional borrowings on terms we deem attractive; the interest rate uncertainty due to the London InterBank Offered Rate (LIBOR) reform; the failure to comply with applicable environmental, health and safety laws and regulations, including government action in response to the COVID-19 pandemic, and other laws applicable to our business; the outcome of government or regulatory proceedings or future litigation; goodwill and intangible assets recorded resulting from our acquisitions could be impaired; our common stock price may be volatile due to factors outside of our control; and the significant control that our principal shareholders exercise over us, which may result in our taking actions or failing to take actions which our other shareholders do not prefer. Additional information concerning these and other risks is described under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual and Quarterly Reports on Forms 10-K and 10-Q, respectively, and in the other reports and documents that we file with the United States Securities and Exchange Commission. We expressly disclaim any obligation to update any of these forward-looking statements, except to the extent required by applicable law.

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2022 FOURTH QUARTER AND FULL YEAR RESULTS

MSC INDUSTRIAL DIRECT CO., INC.

Consolidated Balance Sheets

(In thousands)

	September 3,	August 28,
	2022	2021
ASSETS
Current Assets:
Cash and cash equivalents	$43,537	$40,536
Accounts receivable, net of allowance for credit losses	687,608	560,373
Inventories	715,625	624,169
Prepaid expenses and other current assets	96,853	89,167
Total current assets	1,543,623	1,314,245
Property, plant and equipment, net	286,666	298,416
Goodwill	710,130	692,704
Identifiable intangibles, net	114,328	101,854
Operating lease assets	64,780	49,011
Other assets	9,887	5,885
Total assets	$2,729,414	$2,462,115

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Current portion of debt including obligations under finance leases	$325,680	$202,433
Current portion of operating lease liabilities	18,560	13,927
Accounts payable	217,378	186,330
Accrued expenses and other current liabilities	164,326	159,238
Total current liabilities	725,944	561,928
Long-term debt including obligations under finance leases	468,912	583,616
Noncurrent operating lease liabilities	47,616	36,429
Deferred income taxes and tax uncertainties	124,659	108,827
Other noncurrent liabilities	—	9,443
Total liabilities	1,367,131	1,300,243
Commitments and Contingencies
Shareholders’ Equity:
Preferred Stock	—	—
Class A Common Stock	48	48
Class B Common Stock	9	9
Additional paid-in capital	798,408	740,867
Retained earnings	681,292	532,315
Accumulated other comprehensive loss	(23,121)	(17,984)
Class A treasury stock, at cost	(106,202)	(104,384)
Total MSC Industrial shareholders’ equity	1,350,434	1,150,871
Noncontrolling interest	11,849	11,001
Total shareholders' equity	1,362,283	1,161,872
Total liabilities and shareholders’ equity	$2,729,414	$2,462,115

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2022 FOURTH QUARTER AND FULL YEAR RESULTS

MSC INDUSTRIAL DIRECT CO., INC.

Consolidated Statements of Income

(In thousands, except per share data)

	(Unaudited)
	Quarters Ended		Fiscal Years Ended
	September 3,	August 28,	September 3,	August 28,
	2022	2021	2022	2021
Net sales	$1,022,245	$831,031	$3,691,893	$3,243,224
Cost of goods sold	594,017	482,056	2,133,645	1,909,709
Gross profit	428,228	348,975	1,558,248	1,333,515
Operating expenses	290,262	253,312	1,083,862	994,468
Impairment loss, net	—	—	—	5,886
Restructuring and other costs	4,121	4,449	15,805	31,392
Gain on sale of property	(10,132)	—	(10,132)	-
Income from operations	143,977	91,214	468,713	301,769
Other income (expense):
Interest expense	(5,977)	(3,878)	(17,599)	(14,510)
Interest income	93	14	150	66
Other income (expense), net	(368)	(670)	(132)	1,054
Total other expense	(6,252)	(4,534)	(17,581)	(13,390)
Income before provision for income taxes	137,725	86,680	451,132	288,379
Provision for income taxes	33,371	20,803	110,650	70,442
Net income	104,354	65,877	340,482	217,937
Less: Net income (loss) attributable to noncontrolling interest	223	(57)	696	1,030
Net income attributable to MSC Industrial	$104,131	$65,934	$339,786	$216,907
Per share data attributable to MSC Industrial:
Net income per common share:
Basic	$1.86	$1.19	$6.09	$3.89
Diluted	$1.86	$1.18	$6.06	$3.87
Weighted-average shares used in computing net income per common share:
Basic	55,858	55,509	55,777	55,737
Diluted	56,061	55,903	56,045	56,093

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2022 FOURTH QUARTER AND FULL YEAR RESULTS

MSC INDUSTRIAL DIRECT CO., INC.

Consolidated Statements of Comprehensive Income

(In thousands)

	Fiscal Years Ended
	September 3,	August 28,
	2022	2021
Net income, as reported	$340,482	$217,937
Other comprehensive income, net of tax:
Foreign currency translation adjustments	(4,985)	3,852
Comprehensive income	335,497	221,789
Comprehensive income attributable to noncontrolling interest:
Net income	(696)	(1,030)
Foreign currency translation adjustments	(152)	(418)
Comprehensive income attributable to MSC Industrial	$334,649	$220,341

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2022 FOURTH QUARTER AND FULL YEAR RESULTS

MSC INDUSTRIAL DIRECT CO., INC.

Consolidated Statements of Cash Flows

(In thousands)

	Fiscal Years Ended
	September 3,	August 28,
	2022	2021
Cash Flows from Operating Activities:
Net income	$340,482	$217,937
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	70,376	68,846
Non-cash operating lease cost	17,190	18,578
Stock-based compensation	19,264	17,721
Loss on disposal of property, plant and equipment	921	563
Gain on sale of property	(10,132)	—
Inventory write-down	—	30,091
Operating lease and fixed asset impairment due to restructuring	—	16,335
Non-cash changes in fair value of estimated contingent consideration	(879)	—
Provision for credit losses	9,806	8,181
Deferred income taxes and tax uncertainties	10,761	(13,611)
Changes in operating assets and liabilities, net of amounts associated with business acquired:
Accounts receivable	(123,571)	(73,041)
Inventories	(81,494)	(107,037)
Prepaid expenses and other current assets	(7,429)	(10,141)
Operating lease liabilities	(17,147)	(33,312)
Other assets	(2,258)	(1,055)
Accounts payable and accrued liabilities	20,293	84,407
Total adjustments	(94,299)	6,525
Net cash provided by operating activities	246,183	224,462
Cash Flows from Investing Activities:
Expenditures for property, plant and equipment	(61,373)	(53,746)
Cash used in business acquisitions, net of cash acquired	(57,865)	(22,000)
Net proceeds from sale of property	24,745	—
Net cash used in investing activities	(94,493)	(75,746)
Cash Flows from Financing Activities:
Repurchases of common stock	(27,359)	(71,261)
Payments of regular cash dividends	(167,376)	(167,299)
Payments of special cash dividend	—	(195,351)
Proceeds from sale of Class A Common Stock in connection with associate stock purchase plan	4,296	4,136
Proceeds from exercise of Class A Common Stock options	34,659	29,667
Borrowings under credit facilities	374,000	583,500
Payments under credit facilities	(364,500)	(399,200)
Contributions from noncontrolling interest	—	100
Proceeds from other long-term debt	—	4,750
Payments under Shelf Facility Agreements and Private Placement Debt	—	(20,000)
Payments on finance lease and financing obligations	(2,466)	(2,584)
Other, net	606	(205)
Net cash used in financing activities	(148,140)	(233,747)
Effect of foreign exchange rate changes on cash and cash equivalents	(549)	356
Net increase (decrease) in cash and cash equivalents	3,001	(84,675)
Cash and cash equivalents – beginning of year	40,536	125,211
Cash and cash equivalents – end of year	$43,537	$40,536
Supplemental Disclosure of Cash Flow Information:
Cash paid for income taxes	$117,038	$73,116
Cash paid for interest	$16,903	$13,995

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2022 FOURTH QUARTER AND FULL YEAR RESULTS

Non-GAAP Financial Measures

•

Results Excluding Impairment Loss and Loss Recovery (prior year), Inventory Write-downs (prior year), Legal Costs (prior year), Gain on Sale of Property, Acquisition-Related Costs and Restructuring and Other Costs

To supplement MSC’s unaudited and audited selected financial data presented consistent with accounting principles generally accepted in the United States (“GAAP”), the Company discloses certain non-GAAP financial measures, including non-GAAP gross profit, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP operating margin, non-GAAP incremental margin, non-GAAP provision for income taxes, non-GAAP net income and non-GAAP diluted earnings per share, that exclude impairment loss and loss recovery (prior year), inventory write-downs (prior year), legal costs for impairment of prepaid PPE (prior year), gain on sale of property, acquisition-related costs, restructuring and other costs, and tax effects.

These non-GAAP financial measures are not presented in accordance with GAAP or an alternative for GAAP financial measures and may be different from similar non-GAAP financial measures used by other companies. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP financial measures and should only be used to evaluate MSC’s results of operations in conjunction with the corresponding GAAP financial measures.

In calculating non-GAAP financial measures, we exclude impairment loss and loss recovery (prior year), inventory write-downs (prior year), legal costs for impairment of prepaid PPE (prior year), gain on sale of property, acquisition-related costs, restructuring and other costs, and tax effects. Management makes these adjustments to facilitate a review of the Company’s operating performance on a comparable basis between periods, for comparison with forecasts and strategic plans, for identifying and analyzing trends in the Company’s underlying business and for benchmarking performance externally against competitors. We believe that investors benefit from seeing results from the perspective of management in addition to seeing results presented in accordance with GAAP for the same reasons and purposes for which management uses such non-GAAP financial measures.

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2022 FOURTH QUARTER AND FULL YEAR RESULTS

MSC INDUSTRIAL DIRECT CO., INC.
Reconciliation of GAAP and Non-GAAP Financial Information
Fourteen Weeks Ended September 3, 2022
(In thousands, except percentages and per share data)

	GAAP Financial Measure	Items Affecting Comparability			Non-GAAP Financial Measure
	Total MSC Industrial	Restructuring and Other Costs	Gain on Sale of Property	Acquisition-Related Costs	Adjusted Total MSC Industrial
Net Sales	$1,022,245	$-	$-	$-	$1,022,245

Cost of Goods Sold	594,017	-	-	-	594,017

Gross Profit	428,228	-	-	-	428,228
Gross Margin	41.9%	-	-	-	41.9%

Operating Expenses	290,262	-	-	665	289,597
Operating Exp as % of Sales	28.4%	-	-	0.1%	28.3%

Restructuring and Other Costs	4,121	4,121	-	-	-

Gain on Sale of Property	(10,132)	-	(10,132)	-	-

Income from Operations	143,977	(4,121)	10,132	(665)	138,631
Operating Margin	14.1%	-0.4%	1.0%	-0.1%	13.6%
Incremental Margin	27.6%				21.8%

Total Other Expense	(6,252)	-	-	-	(6,252)

Income before provision for income taxes	137,725	(4,121)	10,132	(665)	132,379

Provision for income taxes	33,371	(1,080)	2,655	(174)	31,970
Net income	104,354	(3,041)	7,477	(491)	100,409
Net income attributable to noncontrolling interest	223	-	-	-	223
Net income attributable to MSC Industrial	$104,131	$(3,041)	$7,477	$(491)	$100,186

Net income per common share:
Diluted	$1.86	$(0.06)	$0.14	$(0.01)	$1.79

*Individual amounts may not agree to the total due to rounding

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2022 FOURTH QUARTER AND FULL YEAR RESULTS

MSC INDUSTRIAL DIRECT CO., INC.
Reconciliation of GAAP and Non-GAAP Financial Information
Fiscal Year Ended September 3, 2022
(In thousands, except percentages and per share data)

	GAAP Financial Measure	Items Affecting Comparability			Non-GAAP Financial Measure
	Total MSC Industrial	Restructuring and Other Costs	Gain on Sale of Property	Acquisition-Related Costs	Adjusted Total MSC Industrial
Net Sales	$3,691,893	$-	$-	$-	$3,691,893

Cost of Goods Sold	2,133,645	-	-	-	2,133,645

Gross Profit	1,558,248	-	-	-	1,558,248
Gross Margin	42.2%	-	-	-	42.2%

Operating Expenses	1,083,862	-	-	876	1,082,986
Operating Exp as % of Sales	29.4%	-	-	0.0%	29.3%

Restructuring and Other Costs	15,805	15,805	-	-	-

Gain on Sale of Property	(10,132)	-	(10,132)	-	-

Income from Operations	468,713	(15,805)	10,132	(876)	475,262
Operating Margin	12.7%	-0.4%	0.3%	0.0%	12.9%
Incremental Margin	37.2%				23.1%

Total Other Expense	(17,581)	-	-	-	(17,581)

Income before provision for income taxes	451,132	(15,805)	10,132	(876)	457,681

Provision for income taxes	110,650	(4,016)	2,574	(223)	112,315
Net income	340,482	(11,789)	7,558	(653)	345,366
Net income attributable to noncontrolling interest	696	-	-	-	696
Net income attributable to MSC Industrial	$339,786	$(11,789)	$7,558	$(653)	$344,670

Net income per common share:
Diluted	$6.06	$(0.21)	$0.14	$(0.01)	$6.15

*Individual amounts may not agree to the total due to rounding

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2022 FOURTH QUARTER AND FULL YEAR RESULTS

MSC INDUSTRIAL DIRECT CO., INC.
Reconciliation of GAAP and Non-GAAP Financial Information
Thirteen Weeks Ended August 28, 2021
(In thousands, except percentages and per share data)

	GAAP Financial Measure	Items Affecting Comparability		Non-GAAP Financial Measure
	Total MSC Industrial	Restructuring and Other Costs	Legal and Acquisition Costs(1)	Adjusted Total MSC Industrial
Net Sales	$831,031	$-	$-	$831,031

Cost of Goods Sold	482,056	-	-	482,056

Gross Profit	348,975	-	-	348,975
Gross Margin	42.0%	-	-	42.0%

Operating Expenses	253,312	-	1,199	252,113
Operating Exp as % of Sales	30.5%	-	0.1%	30.3%

Restructuring and Other Costs	4,449	4,449	-	-

Income from Operations	91,214	(4,449)	(1,199)	96,862
Operating Margin	11.0%	-0.5%	-0.1%	11.7%

Total Other Expense	(4,534)	-	-	(4,534)

Income before provision for income taxes	86,680	(4,449)	(1,199)	92,328

Provision for income taxes	20,803	(922)	(249)	21,974
Net income	65,877	(3,527)	(950)	70,354
Net income attributable to noncontrolling interest	(57)	-	-	(57)
Net income attributable to MSC Industrial	$65,934	$(3,527)	$(950)	$70,411

Net income per common share:
Diluted	$1.18	$(0.06)	$(0.02)	$1.26

(1)Legal and acquisition costs incurred during the fourth fiscal quarter includes $180 related to the impairment of prepaid PPE and $1,019 related to the acquisitions of Wm. F. Hurst Co., LLC and the outsourcing and logistics business of TAC Insumos Industriales, S. de R.L. de C.V. and certain of its affiliates.

*Individual amounts may not agree to the total due to rounding

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2022 FOURTH QUARTER AND FULL YEAR RESULTS

MSC INDUSTRIAL DIRECT CO., INC.
Reconciliation of GAAP and Non-GAAP Financial Information
Fiscal Year Ended August 28, 2021
(In thousands, except percentages and per share data)

	GAAP Financial Measure	Items Affecting Comparability				Non-GAAP Financial Measure
	Total MSC Industrial	Inventory Write-down	Restructuring and Other Costs	Impairment Loss, net	Legal and Acquisition Costs(1)	Adjusted Total MSC Industrial
Net Sales	$3,243,224	$-	$-	$-	$-	$3,243,224

Cost of Goods Sold	1,909,709	30,091	-	-	-	1,879,618

Gross Profit	1,333,515	(30,091)	-	-	-	1,363,606
Gross Margin	41.1%	-0.9%	-	-	-	42.0%

Operating Expenses	994,468	-	-	-	2,620	991,848
Operating Exp as % of Sales	30.7%	-	-	-	0.1%	30.6%

Impairment Loss, net	5,886	-	-	5,886	-	-

Restructuring and Other Costs	31,392	-	31,392	-	-	-

Income from Operations	301,769	(30,091)	(31,392)	(5,886)	(2,620)	371,758
Operating Margin	9.3%	-0.9%	-1.0%	-0.2%	-0.1%	11.5%

Total Other Expense	(13,390)	-	-	-	-	(13,390)

Income before provision for income taxes	288,379	(30,091)	(31,392)	(5,886)	(2,620)	358,368
						-
Provision for income taxes	70,442	(7,309)	(7,625)	(1,430)	(636)	87,442
Net income	217,937	(22,782)	(23,767)	(4,456)	(1,984)	270,926
Net income attributable to noncontrolling interest	1,030	-	-	-	-	1,030
Net income attributable to MSC Industrial	$216,907	$(22,782)	$(23,767)	$(4,456)	$(1,984)	$269,896

Net income per common share:
Diluted	$3.87	$(0.41)	$(0.42)	$(0.08)	$(0.04)	$4.81

(1) Legal and acquisition costs incurred during fiscal year 2021 include $1,601 related to the impairment of prepaid PPE and $1,019 related to the acquisitions of Wm. F. Hurst Co., LLC and the outsourcing and logistics business of TAC Insumos Industriales, S. de R.L. de C.V. and certain of its affiliates.

*Individual amounts may not agree to the total due to rounding